================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       August 31, 1999 (August 20, 1999)

                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                  0-22182               84-1070278
             --------                  -------               ----------
(State or other jurisdiction of      (Commission      (I.R.S. Empl. Ident. No.)
 incorporation or organization)      File Number)

      10989 Via Frontera, San Diego, California           92127
      -----------------------------------------           -----
       (Address of principal executive offices)         (Zip Code)

                                 (858) 674-5000
                                 --------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS

The Company announced on August 30, 1999 that it had sold its patented gas plasma antenna technology for $250,000 up-front fees with the potential for an additional $250,000 in royalties contingent on the commercialization and delivery of the product.

The Company also announced the resignation as Chairman and Director of Elwood Norris and that James T. Lunney, President and CEO, had been elected to replace Mr. Norris as Chairman.

Lowell W. Giffhorn, CFO, was elected to the vacant board position.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

        99.7    Press Release of the Company dated August 30, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATRIOT SCIENTIFIC CORPORATION

Dated:  August 31, 1999                     By:  LOWELL W. GIFFHORN
                                                 -------------------------
                                                 Lowell W. Giffhorn
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit      Item                                                     Page
-------      ----                                                     ----
99.7         Press Release of the Company dated August 30, 1999       Filed herewith.


                                       3